EXHIBIT 13.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Luis Merchan, Chief Executive Officer of Flora Growth Corp. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that, to the best of my knowledge:

1.

the Annual Report on Form 20-F of the Company for the year ended December 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2022	By:	/s/ Luis Merchan
Luis Merchan
Chief Executive Officer
(Principal Executive Officer)